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                                                                EXHIBIT 23.3








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K/A-1, into the previously filed Registration Statements of Summit Properties, Inc. on Form S-3 (File Nos. 33-90704, 33-90706, 33-93540, 333-24669 and 333-25575) and Form S-8
(File Nos. 33-88202 and 333-78).





Arthur Andersen LLP
May 1, 1997
     Orlando, Florida